UNITED STATES
	                 SECURITIES AND EXCHANGE COMMISSION
	                      Washington, D.C.  20549


                              	FORM 8-K

	Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



	Date of Report (Date of earliest event reported): March 13, 1998
                                                  (February 27, 1998)


    	                    Imo Industries Inc.
	      (Exact name of registrant as specified in its charter)




              Delaware                  1-9294	             21-0733751
  (State or other jurisdiction	 (Commission File Number)	 (IRS Employer
         of incorporation)                                 Identification
                                                           Number)


           1009 Lenox Drive,
           Building Four West, Lawrenceville, NJ	        08648-0550
          (Address of principal executive offices)       (Zip Code)


  Registrant's telephone number, including area code: (609) 896-7600


                           	Not Applicable
                    	(Former name or former address,
                      if changed since last report)


Item 2.  Disposition of Assets.


On February 27, 1998, the Registrant sold all outstanding shares of capital stock of its Roltra Morse S.p.A. subsidiary ("Roltra Morse"), to Magna International Inc. ("Magna") for cash, subject to final adjustment (the "Stock Sale") pursuant to an agreement dated January 30, 1998 (the "Stock Purchase Agreement"). The Stock Sale resulted in a cash transfer to the Registrant of $30.7 million. Additionally, Roltra Morse retained $18.4 million of its debt. The Stock Purchase Agreement has been filed as an exhibit to this Form 8-K and the foregoing is qualified in its entirety by reference to such exhibit.

Substantially all of the cash proceeds have been used by the Registrant to pay down its domestic senior debt. The transaction, which will be reflected in the Registrant's financial statements in the first quarter of 1998, is not expected to result in a significant after-tax gain or loss.

The purchase price was determined on the basis of arms length negotiations between the Registrant and Magna. The Board of Directors of the Registrant received an opinion from Schroder & Co., Inc. that the financial terms of the Stock Sale, taken as a whole, were, as of February 27, 1998, fair from a financial standpoint, to the Registrant and its stockholders.

The Registrant's press release announcing the Stock Sale is also filed herewith as an exhibit.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.


(b) Pro Forma Financial Information

IMO INDUSTRIES INC. AND SUBSIDIARIES PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

The following pro forma consolidated balance sheet as of September 30, 1997 and pro forma consolidated statements of income for the year ended December 31, 1996 and the nine months ended September 30, 1997 give effect to the sale of Roltra Morse. The pro forma consolidated balance sheet is presented as if the transaction occurred at September 30, 1997. The pro forma consolidated statements of income are presented as if the transaction occurred at the beginning of the period presented.

These pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or that may be achieved in the future.




Imo Industries Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance
Sheet (Unaudited)
September 30, 1997
(Dollars in thousands)

                                                                  Pro Forma
                        Imo Industries  Roltra Morse              Imo Industries
                        Inc. and        Business     Pro Forma    Inc. and
                        Subsidiaries    Segment(c)   Adjustments  Subsidiaries

ASSETS

Cash                         $  16,807   $ (1,321)  $ (1,579)(a)(b)  $ 13,907
Trade Accounts Receivable,
 net of allowance of $0         66,859    (19,654)         -           47,205
Inventories                     81,930    (12,872)         -           69,058
Deferred income taxes            9,956          -          -            9,956
Other Current Assets            11,342     (2,920)         -            8,422

  TOTAL CURRENT ASSETS         186,894    (36,767)    (1,579)         148,548

Property, Plant and Equipment   82,943    (20,555)         -           62,388
Intangible Assets,
 Principally Goodwill          247,505    (23,638)      (672)(b)      223,195
Net Assets of Discontinued
 Operations                      4,073     27,700    (27,700)(a)        4,073
Other Assets                    15,552     (3,886)         -           11,666

 TOTAL ASSETS                 $536,967  $ (57,146)  $(29,951)       $ 449,870

LIABILITIES AND
 SHAREHOLDERS' EQUITY

Notes Payable                 $ 19,180  $ (16,428)  $      -        $   2,752
Trade Accounts Payable          46,493    (23,872)         -           22,621
Accrued Expenses and Other
 Current Liabilities            70,208     (5,849)     3,000 (a)       67,359
Current Portion of
 Long-term Debt                  5,709     (1,227)      (400)(b)        4,082

 TOTAL CURRENT LIABILITIES     141,590    (47,376)     2,600           96,814
Long-term Debt                 219,631     (3,727)   (29,340)(b)      186,564
Deferred Income Taxes            4,789          -          -            4,789
Accrued Postretirement Benefits 17,113          -          -           17,113
Accrued Pension Expense
 and Other Liabilities          54,022     (5,050)         -           48,972

  TOTAL LIABILITIES            437,145    (56,153)   (26,740)         354,252

Minority Interest of Imo
 Subsidiary                        818       (818)         -                -

SHAREHOLDERS' EQUITY

Preferred Stock                      -          -          -                -
Common Stock                    18,801          -          -           18,801
Additional Paid-in Capital     112,641          -          -          112,641
Retained Earnings (Deficit)    (14,865)         -     (3,211)(b)      (18,076)
Cumulative Foreign Currency
 Translation Adjustments           447       (175)         -              272
Minimum Pension Liability
 Adjustment                          -          -          -                -
Unearned Compensation                -          -          -                -
Treasury Stock                 (18,020)         -          -          (18,020)

  TOTAL SHAREHOLDERS'
    EQUITY (DEFICIT)            99,004       (175)    (3,211)          95,618

  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY
   (DEFICIT)                 $ 536,967  $ (57,146) $ (29,951)       $ 449,870



(a) Reflects the sale of the Roltra Morse subsidiary to Magna International Inc. for cash proceeds of $30.7 million, which amount approximated the recorded net book value of the business.

(b) Concurrent with the sale of Roltra Morse, $30 million of the proceeds from the sale were used to paydown a portion of the Registrant's long-term debt. An extraordinary charge of $3.2 million is recognized related to the early extinguishment of debt.

(c) This column reflects the restatement of the Roltra Morse subsidiary out of continuing operations and into discontinued operations.



Imo Industries Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income
(Unaudited)
For the Nine Months Ended September 30, 1997
(Amounts in thousands, except per share data)


                      Pro Forma(b)
                      Imo Industries  Roltra Morse
                      Inc. and        Business      Pro Forma     Pro Forma
                      Subsidiaries    Segment(c)    Adjustments   Consolidated

Net Sales             $  305,092      $  (68,125)    $      -     $  236,967
Cost of Sales            225,137         (60,361)           -        164,776
GROSS PROFIT              79,955          (7,764)           -         72,191
Selling, General and
 Administrative Expenses  60,804          (5,829)           -         54,975
Research and Development   5,948          (1,812)           -          4,136
Unusual Items             32,094            (750)           -         31,344

INCOME FROM OPERATIONS   (18,891)            627            -        (18,264)

Interest Expense, Net     19,464          (2,511)      (2,138)(a)     14,815
Other (Income) Expense      (127)            656            -            529
Equity in Loss of
 Unconsolidated Companies     44             435            -            479

LOSS FROM CONTINUING
 OPERATIONS BEFORE INCOME
 TAXES AND MINORITY
 INTEREST                (38,272)          2,047        2,138        (34,087)

Income taxes               2,188            (624)           -          1,564
Minority Interest            (29)             29            -              -

LOSS FROM CONTINUING
  OPERATIONS           $ (40,431)      $   2,642    $   2,138      $ (35,651)


EARNINGS (LOSS) PER
  SHARE:

Loss from Continuing
  Operations           $   (2.35)      $    0.15    $    0.12      $  (2.08)

Weighted Average
 Number of Shares
 Outstanding              17,126          17,126       17,126        17,126



(a) Interest savings calculated for the nine months ended September 30, 1997, based on the Registrant's revised debt as a result of the transaction.

(b) Represents Imo Industries Inc. as reported and adjusted for the sale of the Instrumentation Business Segment and adjusted for the following as a result of the sale of the Registrant to II Acquisition Corp. on August 28, 1997, as if both of these transactions took place on January 1, 1997.
      - Reduced Selling, General and Administrative Expenses by $1.1 million reflecting certain expenses for the first eight months of 1997 which were eliminated.
      - Increased Selling, General and Administrative Expenses by $4.1 million reflecting additional goodwill amortization expense for the first eight months of 1997 as a result of the net increase to goodwill of $247.1 million, amortized over 40 years.

 (c) This column reflects the restatement of the Roltra Morse subsidiary out of continuing operations and into discontinued operations.



Imo Industries Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income
(Unaudited)
For the Year Ended December 31, 1996
(Amounts in thousands, except per share data)


                        Pro Forma(a)
                        Imo Industries  Roltra Morse
                        Inc. and        Business       Pro Forma    Pro Forma
                        Subsidiaries    Segment        Adjustments  Consolidated

Net Sales               $   389,734     $  (80,223)     $     -     $  309,511
Cost of Sales               290,524        (69,935)           -        220,589
GROSS PROFIT                 99,210        (10,288)           -         88,922

Selling, General and
 Administrative Expenses     74,444        (10,047)           -         64,397
Research and Development      8,113         (3,658)           -          4,455
Unusual Items                23,683         (6,243)           -         17,440

INCOME FROM OPERATIONS       (7,030)         9,660            -          2,630

Interest Expense, Net        25,167         (4,130)      (2,850)(b)     18,187
Other (Income) Expense         (813)         1,168            -            355
Equity in Loss of
 Unconsolidated Companies       552           (520)           -             32

LOSS FROM CONTINUING
  OPERATIONS BEFORE INCOME
  TAXES, MINORITY INTEREST
  AND EXTRAORDINARY ITEM    (31,936)        13,142        2,850        (15,944)

Income taxes                 13,385           (722)           -         12,663
Minority Interest              (295)           295            -              -

LOSS FROM CONTINUING
 OPERATIONS               $ (45,026)     $  13,569      $ 2,850      $ (28,607)

EARNINGS (LOSS) PER
  SHARE:

Loss from Continuing
  Operations              $   (2.63)     $   0.79       $ 0.17       $   (1.67)

Weighted Average Number
 of Shares Outstanding       17,100        17,100       17,100          17,100



(a) Represents Imo Industries Inc. as reported and adjusted for the sale of the Instrumentation Business Segment and as a result of the sale of the Registrant to II Acquisition Corp. on August 28, 1997. See attached Footnote A.

(b) Interest savings calculated for the twelve months ended December 31, 1996, based on the Registrant's revised debt as a result of the transaction.

(c) This column reflects the restatement of the Roltra Morse subsidiary out of continuing operations and into discontinued operations.



                                  Footnote A


The following exhibit presents the Pro Forma effect of the sale of the Instrumentation Business on August 29, 1997 and the sale of the Registrant to II Acquisition Corp. on August 28, 1997.


Imo Industries Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income
(Unaudited)
For the Year Ended December 31, 1996
(Amounts in thousands, except per share data)



                      Pro Forma(a)
                      Imo Industries   Instrumentation
                      Inc. and         Business      Pro Forma      Pro Forma
                      Subsidiaries     Segment       Adjustments    Consolidated


Net Sales             $  468,645       $  (78,911)    $      -      $ 389,734
Cost of Sales            336,017          (45,493)           -        290,524
GROSS PROFIT             132,628          (33,418)           -         99,210

Selling, General and
 Administrative
 Expenses                 99,639          (25,195)           -         74,444
Research and Development   9,290           (1,177)           -          8,113
Unusual Items             24,573             (890)           -         23,683

INCOME FROM OPERATIONS      (874)          (6,156)           -         (7,030)

Interest Expense, Net     31,793             (432)      (6,194)(b)     25,167
Other (Income) Expense      (444)            (369)           -           (813)
Equity in Loss of
 Unconsolidated Companies    552                -            -            552

  LOSS FROM CONTINUING
   OPERATIONS BEFORE
   INCOME TAXES, MINORITY
   INTEREST AND
   EXTRAORDINARY ITEM    (32,775)          (5,355)       6,194        (31,936)

Income taxes              13,700             (315)           -         13,385
Minority Interest           (295)               -            -           (295)

LOSS FROM CONTINUING
 OPERATIONS             $(46,180)         $(5,040)     $ 6,194     $  (45,026)

EARNINGS (LOSS) PER
 SHARE:

Loss from Continuing
Operations              $ (2.70)          $ (0.29)     $  0.36     $    (2.63)

Weighted Average Number
 of Shares Outstanding   17,100            17,100       17,100         17,100



(a) Represents Imo Industries Inc. as reported and adjusted for the following as a result of the sale of the Registrant to II Acquisition Corp. on August 28, 1997:
      - Reduced Selling, General and Administrative Expenses by $1.7
        million reflecting certain expenses which were eliminated.
      - Increased Selling, General and Administrative Expenses by $6.1
        million reflecting additional goodwill amortization expense as a result of the net increase to goodwill of $247.1 million, amortized over 40 years.
    In connection with this transaction, the Registrant incurred $15.8 million of indirect expenses related to the acquisition.
    This amount was not considered in this income statement presentation.

(b) Interest savings calculated for the twelve months ended December 31, 1996, based on the Company's revised debt as a result of the transaction.





c)  Exhibits


10.28 Stock Purchase Agreement dated as of January 30, 1998 between the Registrant and Magna International Inc.


99.1	   Press release dated February 27, 1998 issued by the Registrant.




                               	SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IMO INDUSTRIES INC.



Date: March 13, 1998	                  By:   /s/ John A. Young
	                                                John A. Young
	                                                Vice President and Chief
                                                 Financial Officer